UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010
MGIC Investment Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202
(Address of principal executive offices, including zip code)
(414) 347-6480
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition
          MGIC Investment Corporation (the “Company”) issued a press release on April 20, 2010 announcing its results of operations for the quarter ended March 31, 2010 and certain other information. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.
          The Company will hold a webcast on April 20, 2010 at 9:00 a.m. ET to allow securities analysts and shareholders the opportunity to hear management discuss the Company’s quarterly results. A copy of the script is furnished as Exhibit 99.2 and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure
          The investor presentation furnished as Exhibit 99.3 is incorporated by reference herein.
Item 8.01. Other Events.
          The Company risk factors filed as Exhibit 99.4 are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being furnished or filed herewith:
(99.1)	Press Release dated April 20, 2010*

(99.2)	Script for Conference Call to be held on April 20, 2010*

(99.3)	Investor Presentation*

(99.4)	Company Risk Factors

*	Pursuant to General Instruction B.2 to Form 8-K, the Company’s Press Release, Script Conference Call and Investor Presentation are furnished and not filed.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: April 20, 2010	By:	/s/ Timothy J. Mattke
Timothy J. Mattke
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

(99.1)	Press Release dated April 20, 2010. (Pursuant to General Instruction B.2 to Form 8-K, this Press Release is furnished and is not filed.)

(99.2)	Script for conference call to be held on April 20, 2010. (Pursuant to General Instruction B.2 to Form 8-K, this Script is furnished and is not filed.)

(99.3)	Investor Presentation. (Pursuant to General Instruction B.2 to Form 8-K, this Investor Presentation is furnished and is not filed.)

(99.4)	Company Risk Factors.